UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 26, 2014

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Harbor Bay Parkway
Alameda, California   94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2014, we entered into an amendment (the “Amendment”) to our Controlled Equity OfferingSM Sales Agreement, dated August 24, 2012 (as amended, the “Agreement”), with Cantor Fitzgerald & Co. (“Cantor”) that provides for the issuance and sale by us of additional common shares having an aggregate offering price of up to $15,000,000 (the “Shares”) from time to time through Cantor acting as our agent.  We intend to use the net proceeds from this offering, if any, for general corporate purposes, including, without limitation, working capital, capital expenditures, research and development expenditures, regulatory affairs expenditures, clinical trial expenditures, acquisitions of new technologies and businesses, and investments, including in our subsidiaries.

Under the Agreement, Cantor may sell our common shares by any method permitted by law that is deemed to be an "at-the-market" offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including sales made directly on or through the NYSE MKT or any other existing trading market for the common shares in the U.S. or to or through a market maker.  Cantor may also sell our common shares by any other method permitted by law, including in privately negotiated transactions.  We may instruct Cantor not to sell common shares if the sales cannot be effected at or above the price designated by us from time to time.  We or Cantor may suspend the offering of our common shares upon notice and subject to other conditions.

We will pay Cantor a commission, in cash, for its services acting as agent in the sale of our common shares.  Cantor will be entitled to compensation equal to an aggregate of up to 3.0% of the gross sales price per share sold.

The Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment filed herewith as an exhibit to this Current Report on Form 8-K.

The Shares will be issued pursuant to our previously filed and effective Registration Statement on Form S-3 (File No. 333-183557), the base prospectus, dated September 7, 2012, filed as part of such Registration Statement, and the prospectus supplement, dated March 26, 2014, filed by us with the Securities and Exchange Commission.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Section 9-Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated March 26, 2014, between BioTime, Inc. and Cantor Fitzgerald & Co.
5.1	Opinion of Counsel
23.1	Consent of Thompson, Welch, Soroko & Gilbert LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: March 26, 2014	By	/s/Robert W. Peabody
Senior Vice President,
Chief Operating Officer, and
Chief Financial Officer

Exhibit Number	Description
1.1	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement, dated March 26, 2014, between BioTime, Inc. and Cantor Fitzgerald & Co.
5.1	Opinion of Counsel
23.1	Consent of Thompson, Welch, Soroko & Gilbert LLP (included in Exhibit 5.1)